UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 16, 2012

COUPON EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20317	33-0912085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Fifth Avenue, Suite 210, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(914) 371-2441

PSI CORPORATION

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 16, 2012, the Company issued an additional $348,000 aggregate principal amount of Cumulative Convertible Senior Notes (the “2012 Senior Notes”) and Warrants (the “2012 Warrants”) pursuant to a Cumulative Convertible Senior Note and Warrant Purchase Agreement dated as of May 31, 2012 (the “2012 Purchase Agreement”).  The proceeds from this closing, together with the one announced on June 1, 2012, aggregates $1,298,000.  This summary is not a complete description of all of the terms of the Purchase Agreement and is qualified in its entirety by reference to the 2012 Purchase Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K dated June 6, 2012, which is incorporated by reference into this Item 1.01.

The 2012 Senior Notes and 2012 Warrants are substantially similar to the $1,462,500 of the Company’s senior notes (the “2011 Senior Notes,” and together with the 2012 Senior Notes, the “Senior Notes”) and warrants issued in October 2011 (the “2011 Warrants”).

The 2012 Senior Notes include customary events of default, including, among other things, payment defaults, covenant breaches, certain representations and warranties, defaults to certain indebtedness, certain events of bankruptcy, liquidation and material judgments.  If such an event of default occurs, the holders of the Senior Notes, may be entitled to take various actions, which may include the acceleration of amounts due under the 2012 Senior Notes.  The foregoing description is qualified in its entirety by reference to the form of 2012 Senior Note filed as Exhibit 10.2 to the Current Report on Form 8-K dated June 6, 2012, and is incorporated by reference into this Item 1.01.

The 2012 Senior Notes, which mature on May 31, 2013 (subject to a one-year extension at the option of the holders of a majority in principal amount of the Senior Notes), are convertible into shares of the Company’s Series A Preferred Stock (“Preferred Stock”) at a rate of one share of Preferred Stock for each $25,000 of 2012 Senior Notes.  Upon the conversion of certain subordinated debt of the Company to Common Stock, or upon the consent of a majority in principal amount of the Senior Notes, the Senior Notes will be converted into shares of Preferred Stock.  The 2012 Senior Notes are secured obligations of Coupon Express and will bear interest at a rate of 7% per year.

The shares of Preferred Stock bear a cumulative dividend of 7% per annum.  Upon liquidation, and upon an acquisition of the Company, the holders of Preferred Stock are entitled to a liquidation preference equal to the greater of (i) the amount invested plus all accrued and unpaid dividends, and (ii) the amount the holders of Preferred Stock, would receive had they converted the Preferred Stock to Common Stock immediately prior to such event.  Each share of Preferred Stock is convertible into 1,250,000 shares of the Company’s Common Stock, subject to certain adjustments.  The holders of a majority of the Series A Preferred Stock, voting as a separate class, or if a majority of the outstanding aggregate principal amount of Senior Notes shall not have been converted into Preferred Stock at such time, the holders of a majority of the then outstanding aggregate principal balance of the Senior Notes, are entitled to elect one director to the Board of Directors.  Further, such holders also have the right, under the Investor Rights Agreement, to consent to a second independent board member, and the Company has agreed that the board otherwise shall be comprised of five members.

Without the consent of (i) the holders of a majority of the Series A Preferred Stock, voting as a separate class, or (ii) if a majority of the outstanding aggregate principal amount of Senior Notes shall not have been converted into Preferred Stock at such time, the holders of a majority of the then outstanding aggregate principal balance of the Senior Notes, the Company shall not:

1.

amend the Articles of Incorporation, by-laws, this Certificate of Designation or any other certificate of designation or file any new certificate of designation;

2.

issue any Common Stock, Preferred Stock, Common Stock Equivalents or other securities or amend the terms thereof;

3.

redeem any outstanding Common Stock, Preferred Stock, Common Stock Equivalents or other securities;

4.

incur or repay indebtedness for borrowed money;

5.

acquisitions or dispositions of material assets;

6.

enter into any Acquisition (as defined in the Articles), merger, consolidation, reorganization or similar transaction;

7.

create subsidiaries or other affiliates;

8.

dissolve, liquidate or wind up or file any petition under insolvency or bankruptcy laws;

9.

enter into any contract or arrangement with any present or former director, executive officer, shareholder, partner, member, employee or affiliate of the Company or any of its subsidiaries, or any of such Person’s affiliates or immediate family members;

10.

change senior management of the Company;

11.

declare or pay dividends or declare or make other distributions other than the Base Dividends; or

12.

adopt or materially deviate from the business plan or budget adopted by the Board of Directors and (i) the holders of a majority of the Preferred Stock, voting as a separate class, or (ii) if a majority of the outstanding aggregate principal amount of Senior Notes shall not have been converted into Preferred Stock at such time, the holders of a majority of the then outstanding aggregate principal balance of the Senior Notes.

13.

Change or revoke the Operations Committee Charter adopted by the Board of Directors, or in any other way disband, dissolve or impair the authority of the Operations Committee.

The 2012 Warrants are exercisable until May 31, 2017 at a price of $.04 per share (subject to certain adjustments) and entitle the holder to purchase 1,250,000 shares of the Company’s Common Stock for each $25,000 of principal amount of 2012 Senior Notes.  The investors have also entered into an Investors’ Right Agreement which among other things, provides for Board representation, registration rights, and certain provisions regarding future sales of securities by the Company (the “2012 Investors’ Rights Agreement”).  The foregoing description is qualified in its entirety by reference to the form of 2012 Investors’ Rights Agreement, Certificate of Amendment to Articles of Incorporation—Series A Preferred Stock Rights, Designations and Privileges and 2012 Warrant filed as Exhibits 10.3, 3.1 and 10.4, respectively, to the Current Report on Form 8-K dated June 6, 2012, and are incorporated by reference into this Item 1.01.

In connection with the foregoing, NextLevel VIII, LLC as the Lead Purchaser of the $1,462,500 of the Company’s senior notes issued in October 2011 consented to certain amendments to the (i) the Cumulative Convertible Senior Note and Warrant Purchase Agreement dated as of October 24, 2011 (the “2011 Purchase Agreement”); (ii) the 2011 Senior Note; (iii) the 2011 Warrant; (iv) the Investors’ Rights Agreement dated as of October 24, 2011 (the “2011 Investors’ Rights Agreement”) and (v) the Security Agreement.  This summary is not a complete description of all of the terms of the Purchase Agreement and is qualified in its entirety by reference to the amended 2011 Purchase Agreement filed as Exhibit 10.6, the amended 2011 Senior Note filed as Exhibit 10.7, the amended 2011 Warrant filed as Exhibit 10.8, the amended 2011 Investors’ Rights Agreement filed as Exhibit 10.9 and the Amended and Restated Security Agreement filed as Exhibit 10.5, all of which are attached to the Current Report on Form 8-K dated June 6, 2012, and which are incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

On July 16, 2012, the Company completed a second closing of the securities issuable under the 2012 Purchase Agreement of $348,000 of aggregate principal amount of 2012 Senior Notes and 2012 Warrants to certain investors, that included certain of the Company’s existing holders of 2011 Senior Notes.  The offers and sales were made without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act and in reliance on similar exemptions under applicable state laws.  No general solicitation or general advertising was used in connection with the offering of the 2012 Senior Notes and 2012 Warrants.  The Company disclosed to the investors, and the investors acknowledged, that the 2012 Senior Notes, Preferred Stock and 2012 Warrants and the underlying Common Stock could not be sold unless they are registered under the Securities Act or unless an exemption from registration is available, and the certificates or instruments representing the 2012 Senior Notes, 2012 Warrants and Preferred Stock included, and the certificates representing the Common Stock to be issued upon conversion or exercise of the 2012 Senior Notes, 2012 Warrants and Preferred Stock will include a legend to that effect.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

In connection with the 2012 Purchase Agreement, the Company’s Articles of Incorporation was amended to include revised Rights, Designations and Privileges of the Company’s Preferred Stock so as to read in its entirety as set forth in Exhibit 3.1 to the Current Report on Form 8-K dated June 6, 2012, which is incorporated by reference into this Item 5.03.

Also, the Company’s Bylaws were amended to implement the newly formed Operations Committee of the Company, and to make certain confirming amendments necessitated by the 2011 and 2012 Purchase Agreements, so as to read in its entirety as set forth in Exhibit 3.2 to the Current Report on Form 8-K dated June 6, 2012, which is incorporated by reference into this Item 5.03.  The Operations Committee was formed to supervise the operations of the Company and the Chief Operating Officer.

Item 7.01 Regulation FD Disclosure

On July 17, 2012, the Company issued a press release announcing the Company’s closing of the private placement.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.  In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

Description

3.1

Certificate to Amendment to Articles of Incorporation-Series A Preferred Stock Rights, Designation and Privileges (Exhibit 3.1, Current Report on Form 8-K filed on June 6, 2012)

3.2

Amended and Restated Bylaws (Exhibit 3.2, Current Report on Form 8-K filed on June 6, 2012)

10.1

Cumulative Convertible Senior Note and Warrant Purchase Agreement dated as of May 31, 2012 between the Company and certain investors listed thereto (Exhibit 10.1, Current Report on Form 8-K filed on June 6, 2012)

10.2

Form of 2012 Cumulative Convertible Senior Note (Exhibit 10.2, Current Report on Form 8-K filed on June 6, 2012)

10.3

Investors’ Rights Agreement dated as of May 31, 2012 between the Company and certain investors listed thereto (Exhibit 10.3, Current Report on Form 8-K filed on June 6, 2012)

10.4

Form of 2012 Common Stock Warrant (Exhibit 10.4, Current Report on Form 8-K filed on June 6, 2012)

10.5

Form of Amended and Restated Security Agreement dated as of May 31, 2012 between the Company and the Collateral Agent (Exhibit 10.5, Current Report on Form 8-K filed on June 6, 2012)

10.6

Amended Cumulative Convertible Senior Note and Warrant Purchase Agreement dated as of October 24, 2011, and as amended on May 31, 2012, between the Company and certain investors listed thereto (Exhibit 10.6, Current Report on Form 8-K filed on June 6, 2012)

10.7

Form of Amended 2011 Cumulative Convertible Senior Note (Exhibit 10.7, Current Report on Form 8-K filed on June 6, 2012)

10.8

Investors’ Rights Agreement dated as of October 24, 2011, as amended on May 31, 2012 between the Company and certain investors listed thereto (Exhibit 10.8, Current Report on Form 8-K filed on June 6, 2012)

10.9

Form of Amended 2011 Common Stock Warrant (Exhibit 10.9, Current Report on Form 8-K filed on June 6, 2012)

99.1

Press Release dated July 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPON EXPRESS, INC.
(Registrant)
Date July 19, 2012
/s/ Eric L. Kash
(Signature)
Eric L. Kash Chief Executive Officer

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